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                                                                    EXHIBIT 10.4

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT is dated as of November 13, 2003 by and between the individuals on Exhibit A attached hereto (collectively, the "Lenders") and Northwest Biotherapeutics, Inc., a Delaware corporation (the "Company").

                                    RECITALS:

         WHEREAS, the Lenders have loaned to the Company $335,000 pursuant to the terms and conditions of secured convertible promissory notes (the "Notes"); and

         WHEREAS, in order to induce the Lenders to make the loans to the Company, the Company has agreed to secure its obligations under the Notes by granting to the Lenders a first priority, perfected security interest in and lien upon the Collateral (as defined herein), pursuant to the terms hereof;

         NOW, THEREFORE, in consideration of the foregoing and the respective covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Lenders hereby agree as follows:

SECTION 1. DEFINITIONS.

         1.1. General Definitions. As used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the meanings set forth below:

                  "Agreement" means this Security Agreement.

                  "Chattel Paper" means all chattel paper as such term is defined in the UCC, now owned or hereafter acquired, including, without limitation, electronic chattel paper, as such term is defined in the UCC.

                  "Collateral" means and includes all now and hereafter acquired assets of the Company including, without limitation:

                  (A)      all Inventory;

                  (B)      all Equipment;

                  (C)      all General Intangibles;

                  (D)      all Receivables;

                  (E)      all Chattel Paper;

                  (F)      all Letter-of-Credit Rights;

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                  (G)      all Instruments;

                  (H) the commercial tort claims set forth on Schedule VII attached hereto;

                  (I) all books, records, ledgercards, files, correspondence, computer programs, tapes, disks and related data processing software (owned by the Company or in which it has an interest) which at any time evidence or contain information relating to any or all of (A), (B), (C), (D),
(E), (F), (G) and (H) above or are otherwise necessary or helpful in the collection thereof or realization thereupon;

                  (J) documents of title, policies and certificates of insurance, securities, Chattel Paper, other documents or instruments evidencing or pertaining to any or all of (A), (B), (C), (D) (E), (F), (G), (H) and (I) above;

                  (K) all Supporting Obligations and guarantees, including letters of credit and guarantees issued in support of Receivables, Chattel Paper, General Intangibles and Investment Property, Liens on real or personal property, leases, and other agreements and property which in any way secure or relate to any or all of (A), (B), (C), (D), (E), (F), (G), (H), (I) and (J) above, or are acquired for the purpose of securing and enforcing any item thereof;

                  (L)      (i) all cash constituting the proceeds of Collateral,
(ii) all Payment Intangibles, (iii) all letter of credit obligations, (iv) all investments and reinvestments (however evidenced) of the amounts specified in clauses (i) and (ii) of this subparagraph L, and (v) all interest, dividends, distributions and other proceeds payable on or with respect to all of the forgoing and all Investment Property; and

                  (M)      all products and proceeds of (A), (B), (C), (D), (E),
(F), (G), (H), (I), (J), (K) and (L) above (including, but not limited to, all claims to items referred to in (A), (B), (C), (D), (E), (F), (G), (H), (I), (J),
(K) and (L) above) and all claims of the Company against third parties for (x) loss of, damage to, or destruction of, and payments due or to become due under, leases, rentals and hires of any or all of (A), (B), (C), (D), (E), (F), (G),
(H), (I), (J), (K) and (L) above and (y) proceeds payable under, or unearned premiums with respect to, policies of insurance in whatever form.

                  "Company" shall have the meaning set forth in the introductory paragraph hereof.

                  "Copyright License" means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by the Company or which the Company otherwise has the right to license, or granting any right to the Company under any Copyright now or hereafter owned by any third party, and all rights of the Company under any such agreement.

                  "Copyrights" means all of the following now owned or hereafter acquired by the Company: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all

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registrations and applications for registration of any such copyright in the
United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule IV attached hereto.

                  "Customer" means and includes the account debtor with respect to any Receivable and/or the prospective purchaser of goods, services or both with respect to any contract or contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with the Company, pursuant to which the Company is to deliver any personal property or perform any services.

                  "Default" means any act or event which, with the giving of notice or passage of time or both, would constitute an Event of Default.

                  "Equipment" means all equipment as such term is defined in the UCC, now owned or hereafter acquired, including, without limitation, equipment, machinery and goods (excluding Inventory), whether or not constituting fixtures, including, without limitation: plant and office equipment, tools, dies, parts, data processing equipment, computer equipment with embedded software and peripheral equipment, furniture and trade fixtures, trucks, trailers, loaders and other vehicles and all replacements and substitutions therefore and all accessions thereto.

                  "Event of Default" means the occurrence of any of the events set forth in Section 5.1.

                  "FDA" shall have the meaning ascribed to such term in Section 3.10.

                  "General Intangibles" means all general intangibles as such term is defined in the UCC, now owned or hereafter acquired, including, without limitation, Payment Intangibles, Intellectual Property, equipment formulation, manufacturing procedures, quality control procedures, product specifications, registrations, contract rights, choice in action, causes of action, corporate or other business records, goodwill, claims under guarantees, franchises, tax refunds, tax refund claims, computer programs, computer data bases, computer program flow diagrams, source codes, object codes and all other intangible property of every kind and nature.

                  "Instruments" means all instruments as such term is defined in the UCC, now owned or hereafter acquired, including, without limitation, a negotiable instrument or a certificated security or any other writing which evidences a right to the payment of money.

                  "Intellectual Property" means all intellectual and similar property of the Company of every kind and nature now owned or hereafter acquired by the Company, including inventions, designs, Trademarks, Patents, Copyrights, Licenses, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in the connection with, any of the foregoing.

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                  "Inventory" means all inventory as such term is defined in the
UCC, now owned or hereafter acquired, including, without limitation, goods, merchandise and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in business or used in selling or furnishing such goods, merchandise and other personal property, and all documents of title or other documents representing them.

                  "Investment Property" means all investment property as such term is defined in the UCC.

                  "Lenders" shall have the meaning set forth in the introductory paragraph hereof.

                  "Letter-of-Credit Rights" means all letter-of-credit rights as such term is defined in the UCC, now owned or hereafter acquired, including, without limitation, rights to payment or performance under a letter of credit, whether or not the beneficiary has demanded or is entitled to demand payment or performance.

                  "License" means any Patent License, Trademark License, Copyright License or other license or sublicense to which the Company is a party.

                  "Liens" means any pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, security title, mortgage, security deed or deed of trust, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the UCC or comparable law of any jurisdiction).

                  "Notes" shall have the meaning set forth in the recitals hereto.

                  "Patent License" means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by the Company or which the Company otherwise has the right to license, is in existence, or granting to the Company any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of the Company under any such agreement.

                  "Patents" means all of the following now owned or hereafter acquired by the Company: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule V attached hereto; (b) all reissues, continuations, divisions, continuations-in-part, improvements, reexaminations, renewals or extensions thereof, and the inventions disclosed or

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claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein, and (c) all proceeds and royalties therefrom, including but not limited to proceeds or royalties from any past, present or future licenses, assignments or causes of action arising therefrom.

                  "Payment Intangibles" means all payment intangibles as such term is defined in the UCC, now owned or hereafter acquired, including, without limitation a General Intangible under which the account debtor's principal obligation is a monetary obligation.

                  "Premises" means all premises where the Company conducts its business and has any rights of possession.

                  "Receivables" means all accounts as such term is defined in the UCC, including, without limitation each and every right to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Company or by some other person who subsequently transfers such person's interest to the Company, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all Liens) which the Company may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; including but not limited to all present and future accounts, contract rights, loans and obligations receivable, Chattel Paper, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of General Intangibles.

                  "Security Interest" shall have the meaning ascribed to such term in Section 2.1 hereof.

                  "Supporting Obligations" means all supporting obligations as such term is defined in the UCC.

                  "Trademark License" means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark, now or hereafter owned by the Company or which the Company otherwise has the right to license, or granting to the Company any right to use any Trademark now or hereafter owned by any third party and all rights of the Company under any such agreement.

                  "Trademarks" means all of the following now owned or hereafter acquired by the Company: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registrations and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States or any similar

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offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule VI attached hereto; (b) all goodwill associated therewith or symbolized thereby; and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the State of Washington.

SECTION 2. SECURITY INTEREST.

         2.1.     Security Interest.

                  (a) To secure the prompt and complete payment and performance to the Lenders of the Company's obligations under the Notes, the Company hereby assigns, pledges and grants to the Lenders a continuing first priority security interest in and to the Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located, whether or not the same is subject to Article 9 of the UCC (the "Security Interest"). All of the Company's ledger sheets, files, records, books of account, business papers and documents relating to the Collateral shall, until delivered to or removed by the Lenders following an Event of Default, be kept by the Company in trust for the Lenders until all Obligations have been paid in full.

                  (b) The Company hereby authorizes the Lenders to file one or more financing statements (including fixture filings), amendments, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by the Company, without the Company's signature appearing thereon. The Company agrees to furnish to the Lenders promptly upon request any information necessary for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by the Company. If any Receivable becomes evidenced by a promissory note or any other instrument for the payment of money, the Company will immediately deliver such instrument to such agent as the Lenders may designate to act on their behalf, appropriately endorsed.

SECTION 3. REPRESENTATIONS AND WARRANTIES.

         The Company represents and warrants to the Lenders as follows:

         3.1. Title; No Other Liens. Except as set forth in Schedule VIII and except for the Liens granted to the Lenders pursuant to this Agreement, the Company owns each item of the Collateral free and clear of any and all Liens or claims of others. Except as set forth in Schedule VIII, no security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Lenders pursuant to this Agreement.

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         3.2.     Perfected First Priority Liens. Except for the Liens listed in
Schedule VIII, the Liens granted pursuant to this Agreement will constitute upon the completion of all the filings or notices listed in Schedule I hereto, perfected Liens on all Collateral, which are prior to all other Liens on such Collateral and which are enforceable as such against all creditors of the Company.

         3.3. Accounts. No amount payable to the Company under or in connection with any Receivable that constitutes part of the Collateral is evidenced by any Instrument (other than checks in the ordinary course of business) or Chattel Paper which has not been delivered to the Lenders. The place where the Company keeps its records concerning the Receivables that constitute part of the Collateral is set forth on Schedule II hereto.

         3.4. Consents. No consent, filing, approval, registration, recording, or other action is required (x) for the grant by the Company of the Lien on the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Company, or (y) to perfect the Lien purported to be created by this Agreement.

         3.5. Inventory. The Inventory that constitutes part of the Collateral is, as of the date hereof, kept at the locations listed on Schedule II hereto and has not been kept at any other location within the five-month period ending on the date hereof.

         3.6. Chief Executive Office. The Company's chief executive office and chief place of business is located at Canyon Park Building 8, 22322 20th Avenue S.E., Suite 150, Bothell, Washington 98021.

         3.7. Power and Authority. The Company has full power, authority and legal right to enter into this Agreement and to grant the Lenders the Liens on the Collateral pursuant to this Agreement.

         3.8. Binding Obligation. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms.

         3.9. Non Violation. The execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which the Company is a party or which purports to be binding upon the Company or upon any of its assets and will not result in the creation or imposition of any Lien on any of the assets of the Company except as contemplated by this Agreement.

         3.10. No Products. The Company does not have any Food and Drug Administration (the "FDA") approved products or products for which the Company is actively seeking FDA approval.

         3.11. Patents. To the best of the Company's knowledge: (i) the Company's Patent Rights are valid and subsisting, (ii) the exercise of any and all rights in or under the Patent Rights

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do not and will not infringe the rights of any third party; and (iii) no third party has infringed upon the Patent Rights of the Company.

SECTION 4. COVENANTS OF THE COMPANY.

         The Company covenants and agrees with the Lenders that from and after the date of this Agreement until the later of (x) the payment or performance in full by the Company of its Obligations, and (y) full and indefeasible repayment of the Notes:

         4.1. Further Documentation; Pledge of Instruments and Chattel Paper. At any time and from time to time, upon the written request of the Lenders, and at the sole expense of the Company, the Company will promptly and duly execute and deliver such further instruments and documents and take such further action as the Lenders may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the UCC in effect in any such jurisdiction with respect to the Liens created hereby and the execution and delivery of a separate security agreement or assignments, in a form acceptable to the Lenders, with respect to any of the Intellectual Property in which the Lenders have been granted a security interest hereunder. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Lenders, duly endorsed in a manner satisfactory to the Lenders, to be held as Collateral pursuant to this Agreement.

         4.2. Indemnification. The Company agrees to pay, and to save the Lenders harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay by the Company in complying with any law or regulation applicable to any of the Collateral, (iii) in connection with any action taken by the Lenders in exercising their rights under this Agreement to protect and maintain the Collateral and the Security Interest, and
(iv) in connection with the preparation and enforcement of this Agreement and the related documents. In any suit, proceeding or action brought by the Lenders under any Receivable or contract that constitutes part of the Collateral for any sum owing thereunder, or in connection with the Lenders' efforts to collect any Receivable or enforce any provisions of any such contract, the Company will save, indemnify and keep the Lenders harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Company of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Company.

         4.3. Maintenance of Records. The Company will keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Receivables that constitute part of the Collateral. The Company hereby grants to the Lenders access to all of the Company's books and records pertaining to the Collateral, and the Company shall turn over any

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such books and records for inspection at the office of the Company to the
Lenders during normal business hours at the request of the Lenders.

         4.4. Limitation on Liens on Collateral. The Company (x) will not create, incur or permit to exist any Lien on any of the Collateral and, will defend, at its own expense, the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, and
(y) will defend the right, title and interest of the Lenders in and to any of the Collateral against the claims and demands of all persons whomsoever.

         4.5. Limitations on Dispositions of Collateral. The Company will not sell, transfer, lease or otherwise dispose of any of the Collateral or attempt, offer or contract to do so, except for sales of Inventory and the collection and use of cash proceeds in the ordinary course of its business, without the express, written agreement of the Lenders.

         4.6. Limitations on Performance of Contracts and Agreements Giving Rise to Receivables. The Company will not (i) fail to exercise promptly and diligently each and every material right or fail to perform each material obligation which it may have under each contract that constitutes part of the Collateral and each agreement giving rise to a Receivable that constitutes part of the Collateral (other than any right of termination) except where the Company determines in its reasonable business judgment that the failure to exercise such right or perform such obligation is in the best interest of the Company and consistent with the protection and preservation of the rights and interests of the Lenders in the Collateral or (ii) fail to deliver to the Lenders, upon request, a copy of each material demand, notice or document received by it relating in any way to any contract that constitutes part of the Collateral or any agreement giving rise to a Receivable that constitutes part of the Collateral. The Company will not amend or modify the terms of, or waive any rights under, any contract that constitutes part of the Collateral, without the express written consent of the Lenders.

         4.7. Further Identification of Collateral. The Company will furnish to the Lenders from time to time upon request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lenders may reasonably request, all in reasonable detail.

         4.8. Notices. The Company will advise the Lenders promptly, in reasonable detail, (i) of any Lien on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the value of any material portion of the Collateral or on the Liens created hereunder.

         4.9. Change of Name; Location of Collateral; Records; Place of Business. The Company shall not make any change (a) in its name, (b) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office facility at which Collateral owned by it is located (including the establishment of any such new office or facility) from the locations set forth on Schedule II attached hereto, (c) in its identity or type of organization or corporate structure, (d) in its Federal Taxpayer Identification Number or organizational identification number, or (e) in its

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jurisdiction of incorporation unless (i) the Company provides the Lender at least thirty (30) days prior written notice of such change.

         4.10. Subsidiaries. This Agreement is entered into on behalf of and for the benefit of the Company and its subsidiaries and other entities controlled by the Company which have rights in the Collateral. The security interest granted by the Company hereunder is intended to include all rights of the Company in and to the Collateral, including any rights of its subsidiaries and such other entities in and to such Collateral, and the Company will not permit such subsidiaries and entities to exercise any of their rights with respect to the Collateral.

         4.11. Payment of Taxes and Other Claims. The Company shall pay or discharge when due all taxes, assessments and governmental charges or levies imposed upon it unless same are not delinquent, provided, however, that the Company shall have the right to challenge in good faith by appropriate proceedings any disputed taxes, assessments or governmental charges or levies provided that the Company establishes appropriate reserves therefor in accordance with generally accepted accounting principles; and, provided, further, that notwithstanding any such contest, the Company shall pay such disputed taxes, assessments and governmental charges or levies if nonpayment would result in the imposition of any Lien on the Company's assets or properties.

         4.12. Indebtedness; Distributions; Investments; Consolidation and Merger; Subsidiaries; Nature of Business; Affiliate Transactions; Invoices. The Company shall not (i) create, incur, assume or suffer to exist any indebtedness (exclusive of trade debt) whether secured or unsecured other than the Company's indebtedness to the Lenders; (ii) declare, pay or make any dividend or distribution on any shares of the common stock or preferred stock of the Company or apply any of its funds, property or assets to the purchase, redemption or other retirement of any common or preferred stock of the Company; (iii) directly or indirectly, prepay any indebtedness (other than to the Lenders but only as permitted by the Notes), or repurchase, redeem, retire or otherwise acquire any indebtedness of the Company; (iv) make advances, loans or extensions of credit to any person; (v) become either directly or contingently liable upon the obligations of any person by assumption, endorsement or guaranty thereof or otherwise; (vi) enter into any merger, consolidation or other reorganization with or into any other person or acquire all or a portion of the assets or stock of any person or permit any other person to consolidate with or merge with it;
(vii) enter into any partnership, joint venture or similar arrangement; (viii) materially change the nature of the business in which it is presently engaged;
(ix) enter into any transaction with any affiliate, except in the ordinary course on arms-length terms; or (xi) bill accounts under any name except the present name of the Company.

         4.13. Collateral Assignment of the License Agreements. To the extent not previously delivered to the Lenders, within ten (10) days following the date hereof, the Company shall deliver to the Lenders the consent of each counterparty to the grant of the Security Interest and a valid collateral assignment of each License or other agreement between the Company and either of such entities in favor of the Lenders, which collateral assignment of such Licenses or other agreements shall be in recordable form, to the Lenders' satisfaction, necessary to give the Lenders a duly perfected first priority assignment of such Licenses or other agreements.

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         4.14.    Use and Disposition of Collateral. (a) Except as set forth in paragraph (b) below, the Company shall (i) not dispose of any of the Collateral whether by sale, lease or otherwise except for (A) the sale of Inventory in the ordinary course of business, and (B) the disposition or transfer of obsolete and worn-out Equipment in the ordinary course of business and (ii) keep and maintain the Equipment in good operating condition, except for ordinary wear and tear, and shall make all necessary repairs and replacements thereof so that the value and operating efficiency shall at all times be maintained and preserved.

                  (b) The Company shall have the right to sell or otherwise dispose of Collateral from time to time; provided, that all proceeds of any such sale or disposal are used to repay the principal and interest due on the Notes (subject to the terms thereof).

                  (c) In connection with any sale or other disposition of Collateral made in accordance with the terms of this Section 4.14, upon receipt of a written request from the Company the Lenders shall promptly effect the release of the Collateral being sold or otherwise disposed of from the security interests created hereby.

         4.15. Risk of Loss; Insurance. The Company shall bear the full risk of loss from any loss of any nature whatsoever with respect to the Collateral. At the Company's own cost and expense in amounts and with carriers acceptable to the Lenders, the Company shall (a) keep all its insurable properties and properties in which it has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to the Company's including, without limitation, public and product liability insurance, worker's compensation, insurance against larceny, embezzlement or other criminal misappropriation of insured's officers and employees and business interruption insurance; (b) furnish the Lenders with (i) copies of all policies and evidence of the maintenance of such policies and will consult in good faith with the Lenders regarding replacement or renewal of coverage in advance of any expiration date, and (ii) obtain appropriate loss payable endorsements in form and substance satisfactory to the Lenders, naming the Lenders as loss payee and providing that as to the Lenders the insurance coverage shall not be impaired or invalidated by any act or neglect of the Company and the insurer will provide the Lenders with at least thirty (30) days notice prior to cancellation. Upon an Event of
Default: (i) all loss recoveries received by the Lenders upon any such insurance may be applied to the obligations represented by the Notes; (ii) any surplus shall be paid by the Lenders to the Company or applied as may be otherwise required by law: and (iii) any deficiency thereon shall be paid by the Company to the Lenders, on demand.

         4.16. Notice of Certain Events. The Company shall promptly inform the Lenders in writing of: (a) the commencement of all proceedings and investigations by or before, and/or the receipt of any notices from, any governmental or nongovernmental body and all actions and proceedings in any court or before any arbitrator against or in any way concerning any of the Company's properties, assets or business, which might singly or in the aggregate, have a materially adverse effect on the Company; (b) any amendment of the Company's certificate of incorporation or by-laws; (c) any change in the Company's business, assets, liabilities, condition (financial or otherwise), results of operations or business prospects which has had or might have a material adverse effect on the Company; (d) any Event of Default or Default;
(e) any default or any event which with the passage of time or giving of notice or both would constitute a default under any agreement for the payment of money to which the Company is a party or by which the Company or any of the Company's properties may be bound which would have a material adverse effect on the Company's business, operations, property or condition (financial or otherwise) or the Collateral; (f) any change in the location of the Company's Inventory or Equipment from the locations listed on Schedule II attached hereto; (g) any material delay in the Company's performance of any of its obligations to any Customer and of any assertion of any material claims, offsets or counterclaims by any Customer and of any allowances, credits and/or other monies granted by it to any Customer; and (h) any material return of goods.

         4.17. Attorney-in-fact. The Company hereby irrevocably appoints the Lenders or such agent as they shall designate as the Company's attorney-in-fact, with full power and authority in place and stead of the Company and in the name of the Company or in its own name to: (i) on or after the occurrence and continuation of an Event of Default, endorse the Company's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into the Lenders' possession; (ii) on or after the occurrence and continuation of an Event of Default, sign the Company's name on any invoice or bill of lading relating to any Receivables, drafts against Customers, schedules and assignments of Receivables, notices of assignment, financing statements and other public records, verifications of account and notices to or from Customers;
(iii) on or after the occurrence and continuation of an Event of Default, verify the validity, amount or any other matter relating to any Receivable by mail, telephone, telegraph or otherwise with Customers; (iv) on or after the occurrence and continuation of an Event of Default, execute customs declarations and such other documents as may be required to clear Inventory through United States Customs; (v) do all things necessary to carry out this Agreement; (vi) continue any insurance existing pursuant to the terms of this Agreement and pay all or any part of the premium therefor and the cost thereof; and (vii) on or after the occurrence and continuation of an Event of Default, notify the post office authorities to change the address for delivery of the Company's mail to an address designated by the Lenders, and to receive, open and dispose of all mail addressed to the Company. The Company hereby ratifies and approves all acts of the attorney. The powers conferred on the Lenders hereunder are solely to protect their interests in the Collateral and shall not impose any duty upon them to exercise any such powers. Neither the Lenders nor the attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact or law, except for gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable so long as an account which is assigned to the Lenders remains unpaid and until the obligations arising under the Notes have been fully satisfied.

         4.18. Food and Drug Administration. The Company shall comply in all material respects with all FDA requirements necessary for the Lenders to exercise their rights hereunder and to realize on the Collateral.

SECTION 5. EVENTS OF DEFAULT; RIGHTS AND REMEDIES.

         5.1. Events of Default. The occurrence of the following events shall constitute an "Event of Default":

                  (a) the failure of the Company to make any payment of principal of or interest on, or any other amounts due under, either of the Notes when due, whether at maturity, upon acceleration or otherwise;

                  (b) the Company fails to make a required payment or payments on indebtedness for borrowed money of Twenty-Five Thousand Dollars ($25,000) or more in aggregate principal amount;

                  (c) there shall have occurred an acceleration of the stated maturity of any indebtedness for borrowed money of the Company of Twenty-Five Thousand Dollars ($25,000) or more in aggregate principal amount (which acceleration is not rescinded, annulled or otherwise cured within ten
(10) days of receipt by the Company of notice of such acceleration);

                  (d) an Insolvency Event occurs and is continuing with respect to the Company;

                  (e) a final judgment which, in the aggregate with other outstanding final judgments against the Company, exceeds Twenty-Five Thousand Dollars ($25,000) shall be rendered against the Company and within ninety (90) days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within ninety (90) days after the expiration of such stay, such judgment is not discharged;

                  (f) if any warranty, representation or statement of fact made herein or in the Notes by or on behalf of the Company proves to have been false in any material respect when made or furnished;

                  (g) in the event of any levy on, seizure or attachment of any of the Collateral;

                  (h) if the Company fails to observe or perform any of its covenants contained herein and such failure continues for thirty (30) days after receipt by the Company of notice thereof (except that there shall be no extended cure period for any failure to comply with Section 4.13 hereof);

                  (i) the security interests granted herein do not constitute for any reason a first priority perfected security interest in the Collateral; or

                  (j) an Event of Default (as defined therein), or other breach or default by the Company under the Notes or any of the other Transaction Documents (as that term is defined in the Notes) occurs and is continuing.

         5.2. Rights and Remedies. Upon the occurrence and continuation of any Event of Default, the Lenders shall have the right to demand repayment in full of all obligations arising under the Notes. Until all such obligations have been fully satisfied, the Lenders shall retain their Security Interest in all Collateral. The Lenders shall have, in addition to all other rights provided herein, the rights and remedies of a secured party under the UCC and under other applicable law, all other legal and equitable rights to which the Lenders may be entitled, including without limitation, the right to take immediate possession of the Collateral, to require the Company to assemble the Collateral, at the Company's expense, and to make it available to the Lenders at a place designated by the Lenders which is reasonably convenient to both parties and to enter any of the Premises of the Company or wherever the Collateral shall be located, with or without process of law, and to keep and store the same at any such premises until sold (and in the case of Collateral located at any of the Premises or any other property of the Company, the Company agrees not to charge the Lenders for storage thereof), and at any time or times after the occurrence of an Event of Default, to sell and deliver all Collateral held by the Lenders in one or more parcels at public sale for cash, upon credit or otherwise, or otherwise recover upon the Collateral in any commercially reasonable manner. Except as to that part of the Collateral which is perishable or threatens to decline speedily in nature or is of a type customarily sold on a recognized market, the requirement of reasonable notice shall be met if such notice is mailed postage prepaid to the Company at least ten (10) days before the time of the event of which notice is being given. Any Lender may be the purchaser at any sale, if it is public. The proceeds of sale shall be applied first to all costs and expenses of sale, including reasonable and documented attorneys' fees and expenses, and second to the payment of all obligations arising under the Notes. The Lenders will return any excess to the Company and the Company shall remain liable to the Lenders for any deficiency. Until the Lenders are able to effect a sale, lease, or other disposition of Collateral, the Lenders shall have the right to use or operate Collateral, or any part thereof, to the extent that they deem appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Lenders. The Lenders shall have no obligation to the Company to maintain or preserve the rights of the Company as against third parties with respect to Collateral while Collateral is in the possession of the Lenders. The Lenders may seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of its remedies with respect to such appointment without prior notice or hearing. In connection with the exercise of the foregoing remedies, the Lenders are granted permission to use: (a) all of the Company's Intellectual Property which are used in connection with Inventory for the purpose of disposing of such Inventory; and (b) any Equipment for the purpose of completing the manufacture of unfinished goods. Acceptance of the Collateral in full or partial satisfaction of the obligations under the Notes shall be governed by the provisions of RCW 62A.9A-620 (or its successor); provided, however, that notwithstanding the provisions of RCW 62A.9A-620 (or its successor) and notwithstanding the foregoing provisions of this Section 5.2, the parties agree that the Lenders shall not be permitted to retain the Collateral in full or partial satisfaction of the obligations arising under the Notes without the affirmative written consent of the Company after an event of default.

         5.3. Grant of License to Use Intellectual Property. For the purpose of enabling the Lenders to exercise rights and remedies under this Article at such time as the Lenders shall be lawfully entitled to exercise such rights and remedies, the Company hereby grants to the Lenders an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Company) following the occurrence of an Event of Default, to use, license or sublicense any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by the Company, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Lenders shall be exercised, at the option of the Lenders, upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Lenders in accordance herewith shall be binding upon the Company notwithstanding any subsequent cure of an Event of Default.

SECTION 6. SENIORITY.

         The Security Interest granted hereunder upon the Collateral shall be senior to and have priority over all debt of the Company.

SECTION 7. LIABILITY DISCLAIMER.

         Under no circumstances whatsoever shall the Lenders be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Collateral, of any nature or kind whatsoever, or with respect to any matter or proceedings arising out of or relating thereto. The Lenders shall not be required to take any action of any kind to collect or protect any interest in the Collateral, including but not limited to any action necessary to preserve its, or the Company's rights against prior parties to any of the Collateral. Except in cases of gross negligence or willful misconduct, the Lenders shall not be liable or responsible in any way for the safekeeping, care or custody of any of the Collateral, or for any loss or damage thereto, or for any diminution in the value thereof, or for any act or default of any agent or bailee of the Lenders or the Company, or of any carrier, forwarding agency or other person whomsoever, or for the collection of any proceeds, but the same shall be at the Company's sole risk at all times. Except in cases of gross negligence or willful misconduct, the Company hereby releases the Lenders from any claims, causes of action and demands at any time arising out of or with respect to this Agreement or the obligations arising under the Notes, and any actions taken or omitted to be taken by the Lenders with respect thereto, and the Company agrees to defend and hold the Lenders harmless from and with respect to any and all such claims, causes of action and demands.

SECTION 8. LENDER ACTION.

         Any action permitted to be taken by the Lenders pursuant to this Agreement may only be taken by Lenders holding, in the aggregate, at least 51% of the outstanding principal under the Notes.

SECTION 9. MISCELLANEOUS.

         9.1. No Waiver; Cumulative Remedies. No failure or delay by the Lenders in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under this Agreement. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law.

         9.2. Waivers. The Company waives presentment and protest of any instrument and notice thereof, notice of default and all other notices to which the Company might otherwise be entitled.

         9.3. Security Interest Absolute. All rights of the Lenders hereunder, the Security Interest and all the obligations under the Notes shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of any agreement with respect to any of the obligations under the Notes, (b) any change in the time, manner or place of payment of, or in any other term of, the obligations under the Notes, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee securing or guaranteeing all or any of the obligations under the Notes, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company in respect of the obligations under the Notes or this Agreement.

         9.4. Amendments, Etc. No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure by the Company therefrom or any release of a Lien shall be effective unless the same shall be in writing and signed by Lenders holding in the aggregate, at least 51% of the outstanding principal amount under the Notes, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

         9.5. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be in writing and shall be sent by mail, personal delivery, facsimile transmission or courier and shall be effective five
(5) days after being placed in the mail, if mailed, or upon receipt, if delivered personally, by facsimile transmission or by courier, in each case addressed to a party at such party's address (or facsimile transmission number) shown below or such other address (or facsimile transmission number) as a party shall have provided by notice to the other party in accordance with this provision. In the case of any notice to the Company, such notice shall be addressed to the Company, Canyon Park Building 8, 22322 20th Avenue S.E., Suite 150, Bothell, Washington 98021, Attention: _________ (facsimile number (______________), and a copy shall be given to: Lane Powell Spears Lubersky LLP, 1420 Fifth Avenue, Suite 4100, Seattle, Washington 98101-2338, Attention: Thomas
F. Grohman, Esq., (facsimile transmission number (206) 223-7107). In the case of any notice to the Lenders, such notice shall be addressed to the addresses set forth opposite their names on Exhibit A.

         9.6. Costs and Expenses. The Company shall pay all of the Lenders' reasonable and documented out-of-pocket costs and expenses in connection with the prosecution or defense of any action, contest, dispute, suit or proceeding concerning any matter in any way arising out of, related to or connected with this Agreement.

         9.7. Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

         9.8. Binding Effect; Assignment; Complete Agreement. This Agreement shall be binding upon and inure to the benefit of the Company, the Lenders and their respective successors and assigns, except that the Company shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void). Upon a transfer by a Lender, such transferee shall be released from all responsibility for the Collateral for all actions arising after the date of such transfer to the extent same is assigned to any transferee.

         9.9. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

         9.10. Titles and Subtitles; Cross-References. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to Articles, Sections, subsections, Exhibits and Schedules, shall be to Articles, Sections, subsections, Exhibits and Schedules of this Agreement unless otherwise explicitly specified. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

         9.11.    Governing Law; Consent to Jurisdiction; Exclusive Procedure.

                  (a) Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Washington, without reference to the choice of law principles thereof.

                  (b)      Dispute Resolution; Exclusive Procedure.

                           (1)      Exclusive Procedure. Every controversy,
claim, dispute or disagreement arising with respect to the formation, interpretation, performance, or breach of this Agreement, the Notes, or any amendment modification, alteration, waiver, extension, or change of any of the provisions thereof (any "Dispute"), will be resolved in accordance with this
Section 9.11(b), which sets forth the sole and exclusive procedure for the resolution of any Dispute.

                           (2)      Injunctive Relief. Notwithstanding anything
herein to the contrary, the Company or the Lenders may, prior to invoking the procedure called for in this Section 9.11(b), seek a temporary restraining order or a preliminary injunction (an "Injunctive Action") pursuant to this paragraph. The Superior Court of the State of Washington in King County shall be the exclusive venue and have exclusive jurisdiction for all such Injunctive Actions. The Lenders and the Company stipulate and agree for the purposes of any Injunctive Action that all real and personal property of the Company and Lenders relevant to such Injunctive Action will be deemed to be within the jurisdiction of the Superior Court of the State of Washington in King County. Other than the foregoing stipulation regarding matters and property subject to Injunctive Action, any party bringing an Injunctive Action pursuant to this agreement must make a showing of the requisites for such Injunctive Action in such court. This provision for Injunctive Actions is the sole and exclusive process by which any party shall maintain any Injunctive Action, and shall be limited to those cases in which emergency access to the court is necessary to prevent immediate and irreparable harm in the interim period until the agreed upon dispute resolution provisions of this Section 9.11(b) can be carried out.

                           (3)      Negotiation. Either party to this Security
Agreement, the Lenders (collectively, pursuant to Section 8 of this Security Agreement) or the Company, seeking resolution of a Dispute, must request in writing that a good faith negotiation ("Negotiation Effort") be carried on amongst a designated representative of the Lenders and a designated representative of the Company. ("Designated Representatives"). By the appointment of such Designated Representative, each party agrees and acknowledges that, notwithstanding any contrary or limiting provisions of
Section 9.4 of this Security Agreement, such Designated Representative is fully authorized to resolve the Dispute on behalf of his or her appointing party pursuant to the terms hereof, and that the Lenders' Designated Representative is authorized to amend, modify, terminate or waive any provision or provisions of this Agreement, consent to any to any departure by the Company therefrom, and release any Lien. A Designated Representative may be replaced at any time at the sole discretion of the appointing party by notice in writing to the other party. Following any request for a Negotiation Effort, the Designated Representatives shall negotiate in good faith for a period of thirty (30) days (the "Negotiation Period"). The Negotiation Effort may be conducted in person, by telephone, or by such other means as the Designated Representatives agree will tend to lead toward an amicable resolution of the Dispute. Should a Negotiation Effort fail to produce a resolution within the Negotiation Period, the Designated Representatives may agree to extend the Negotiation Period for a fixed time if each agrees that such an extension could reasonably lead to an amicable resolution.

                           (4)      Mediation. Should a Negotiation Effort fail
to produce a resolution within the Negotiation Period and any extension thereof, then either Designated Representative, if wishing to further pursue resolution of the Dispute, must initiate mediation by providing to Judicial Arbitration Mediation Services ("JAMS"), or its successor, in Seattle, Washington and to the other Designated Representative a written request for mediation pursuant to this Section, setting forth the subject of the Dispute and the relief requested within fifteen (15) days of the end of the Negotiation Period and any extension thereof. The Designated Representatives shall cooperate with JAMS and with one another in selecting a mediator from JAMS' panel of neutrals, but if the Designated Representatives cannot agree on a mediator within seven (7) days from the date of the request for mediation then the Designated Representatives shall each select a designee from among the JAMS panel of neutrals, and those designees shall in turn select, from among the JAMS panel of neutrals, the single mediator who shall conduct the mediation (the "Mediator"). The Mediator shall have experience with corporate law. The Mediation will be conducted within forty-five (45) days of the expiration of the Negotiation Period and any extension thereof unless otherwise agreed by the Designated Representatives (the "Mediation Period"). The Mediator may conduct meetings or hearings in Seattle, Washington, or by telephone or teleconference, and request information from the Company or Lenders as he or she deems necessary, and shall, if the matter remains unresolved through such mediation, issue written recommendations to the Company and Lenders within fifteen (15) days of the end of the Mediation Period. The Designated Representatives shall then confer and determine, within seven (7) days of the issuance of the mediator's written recommendations, whether the mediator's recommendations are agreeable to the Company and the Lenders. Each party shall bear its own costs of the Mediation, and the mediator's fee shall be divided evenly between the Company and the Lenders.

                           (5)      Binding Arbitration.

                                    (i)      If after the mediation procedures
called for in this Section 9.11(b), the Dispute remains unresolved, either Designated Representative, if wishing to further pursue a resolution of the Dispute, must initiate binding arbitration, before a single arbitrator, by providing to JAMS, or its successor, in Seattle, Washington and to the other Designated Representative a written request for binding arbitration pursuant to this Section, setting forth the subject of the Dispute and the relief requested within thirty (30) days of the expiration of the seven day period following the issuance of the Mediator's written recommendations.

                                    (ii)     The Designated Representatives
shall then cooperate with JAMS and with one another in selecting an arbitrator from JAMS' panel of neutrals, but if the Designated Representatives cannot agree on an arbitrator within seven (7) days, then each Designated Representative shall select a designee from among the JAMS panel of neutrals, and those designees shall in turn select, from among the JAMS panel of neutrals, the single arbitrator who shall hear the matter in arbitration (the "Arbitrator"). The Arbitrator shall have experience with corporate law.

                                    (iii)    The arbitration shall be conducted
in Seattle, Washington under the arbitration rules contained in the then published Commercial Arbitration Rules and Mediation Procedures of the American Arbitration Association ("AAA"), except as such are inconsistent with the explicit provisions herein (the "Arbitration"). The arbitration hearing shall be conducted within thirty (30) days of the appointment of the Arbitrator unless otherwise agreed by the Designated Representatives (the "Arbitration Period").

                                    (iv)     The Arbitrator shall have full
discretion to regulate discovery so as to provide for prompt, efficient, and fair resolution of the claims, disputes and matters in question; consistent with this and the timelines above, discovery may be had by either party pursuant to the provisions of the Federal Rules of Civil Procedure. During the conduct of the arbitration proceedings, the Arbitrator shall have full discretion concerning the admissibility and relevance of evidence, being guided in exercising such discretion by the principles set out in the Federal Rules of Evidence rather than any other body of evidentiary law as defined by state common law, codes or rules of evidence.

                                    (v)      The Arbitrator shall, within thirty
(30) days following the close of the Arbitration Period, issue an award that shall be binding upon the parties and judgment on the award may be entered in any court of appropriate jurisdiction. The arbitration award must be in writing and must explain the reasons for the decision. The Arbitrator may, but will not be bound to, make findings of fact or conclusions of law. Each party shall bear its own costs in such arbitration, and the Arbitrator's fee shall be divided evenly between the Company and the Lenders.

                           (6)      Interim Payment of Fees and Expenses. The
Company and the Lenders agree and understand that during any mediation or arbitration conducted pursuant to this Section 9.11(b), JAMS may, from time to time, assess each party for its share of JAMS' fees and expenses and the fees and expenses of the Mediator or Arbitrator; it is also understood that JAMS will likely make such requests for payment in advance of the various stages of the proceedings conducted by the Mediator or Arbitrator. Each person who is one of the Lenders shall bear the costs of the Negotiation Effort, the Mediation, and the Arbitration in proportion to that person's share of the principal amount then outstanding. If any such request for fees and expenses is not honored promptly by a party (a "Default"), and such Default results in the delay or postponement of any scheduled activities (e.g., discovery, pre-hearing conferences, hearings, etc.), then (i) if during mediation, at the written election of any party not in Default the Mediation Period may be deemed to be terminated immediately, and (ii) if during arbitration the Arbitrator may receive submissions from the parties and factual information from JAMS about amounts due and owing by the parties. Upon consideration thereof, the Arbitrator is authorized to issue written conclusions that the Default constitutes a breach by the defaulting party of its obligation to arbitrate in good faith and to issue an award of sanctions (up to and including entry of a default judgment) against such party based on that conclusion (a "Default Award"). Any Default Award shall be binding upon the parties as an independent final arbitration award on the issue of that Default and judgment on the award may be entered in any court of appropriate jurisdiction. In the case of an arbitration proceeding, the non-defaulting party may elect to proceed with arbitration under the relevant procedures contained in the then published Commercial Arbitration Rules and Mediation Procedures of the AAA for conducting arbitration in the absence of a party or representative.

                           (7)      Confidentiality. The negotiation, mediation
and arbitration proceedings will be private and confidential. The parties shall not disclose the pleading, discovery materials, transcripts, testimony, documents or other information created, produced or presented in the negotiation, mediation or arbitration to the press, the public or to any third person, except to legal counsel and their employees, experts and others who need to know such information in order to assist in the presentation of or participation in negotiation, mediation or arbitration, without written consent of the other parties or order of the Arbitrator. Nothing in this provision shall be deemed to restrict a party's use or disclosure of documents (i) which are its own, (ii) which are or have been lawfully obtained independent of discovery in the negotiations, mediation, or arbitration, (iii) which are or become generally available to the public through no act of the receiving party, (iv) which have been lawfully obtained from a source other than the other party, (v) which are reasonably necessary to be disclosed in connection with a proceeding or lawsuit contemplated by this Section 9.11(b), or (vi) which are required to be disclosed by law, court order or subpoena. The Arbitrator may impose such sanctions as are deemed by the Arbitrator to be appropriate for violation of this provision.

         9.12. Recapture. Anything in this Agreement to the contrary notwithstanding, if the Lenders receive any payment or payments on account of the obligations arising under the Notes, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors' rights generally, common law or equitable doctrine, then to the extent of any sum not finally retained by the Lenders, the Company's obligations to the Lenders shall be reinstated and this Agreement shall remain in full force and effect (or be reinstated) until payment shall have been made to the Company, which payment shall be due on demand.

         9.13. Use of Collateral; Releases and Terminations. This Security Agreement is made for purposes of granting a security interest only. Notwithstanding the present grant to the Lenders of a security interest in the Collateral, the Company and the Lenders acknowledge that the Company is and shall remain the owner of all right, title and interest in the Collateral, with full power to manufacture, use, sell and license in the same manner and with the same effect as if this Security Agreement had not been made. Upon payment of the Loan, Lender shall execute and deliver to Borrower all releases, termination statements, assignments and other instruments as may be necessary or proper to revest in Company full title to the Collateral, including, without limitation, documents suitable for recordation in the United States Patent and Trademark Office in the Company's sole discretion.

         9.14. Termination. When all obligations arising under the Notes shall have been indefeasibly paid in full, this Agreement shall terminate, and the Lenders shall forthwith caused to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Company and to be released and canceled all licenses and rights granted to it hereunder. The Lenders shall also execute and deliver to the Company upon such termination such UCC termination statements and such other documentation as shall be reasonably requested by the Company to effect the termination of the release of the Liens on the Collateral.

         9.15. Construction. The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits hereto.

         9.16. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior drafts and communications relating to such subject matter.

         9.17. Amendment; Waiver. No modification, alteration, waiver or change of any of the provisions hereof shall be effective unless set forth in a writing that is signed by the parties and, then, shall be effective only to the extent set forth in such signed writing.

                    [SIGNATURES BEGIN ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                        COMPANY:

                                        NORTHWEST BIOTHERAPEUTICS, INC.

                                        By:     /s/ Haakon Ragde, M.D.
                                              --------------------------------
                                        Name:
                                              --------------------------------
                                        Title:  Director
                                              --------------------------------

                                        LENDERS:

                                        /s/ Daniel O. Wilds
                                        --------------------------------------
                                        /s/ Alton L. Boynton, Ph.D.
                                        --------------------------------------
                                        /s/ Marnix Bosch, Ph.D.
                                        --------------------------------------
                                        /s/ Eric Holmes, Ph.D.
                                        --------------------------------------
                                        /s/ Larry L. Richards
                                        --------------------------------------

                                    EXHIBIT A

                                     Lenders

                                   SCHEDULE I

                  Filings Required to Perfect Security Interest

                                   SCHEDULE II

                              Collateral Locations

                             Canyon Park Building 8
                       22322 20th Avenue S. E., Suite 150
                            Bothell, Washington 98021

                                    [others]

                                  SCHEDULE III

                       Location of Manufacturing Facility

                                     [None]

                                   SCHEDULE IV

                                   Copyrights

                                     [None]

                                   SCHEDULE V

                                     Patents

                                    [to come]

                                   SCHEDULE VI

                                   Trademarks

                                     [None]

                                  SCHEDULE VII

                             Commercial Tort Claims

                                     [None]

                                  SCHEDULE VIII

                                  Certain Liens

                                       31